Exhibit 32.1
            CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
         18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                     OF THE SARBANES-OXLEY ACT OF 2002

I, Kenneth R. Risk, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of George Risk Industries, Inc. on Form 10KSB dated April 30, 2006 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10KSB fairly presents in all material respects the financial condition and results of operations of George Risk Industries, Inc.

Date:  August 11, 2006			By:  /s/  Kenneth R. Risk
					Kenneth R. Risk
					President and Chief Executive Officer